UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Noble Energy, Inc. (the “Company”) is filing this Amendment No. 1 to the Form 8-K originally filed by the Company on January 29, 2016 (the “Original 8-K”) to include additional disclosure under Items 5.02 and 9.01 regarding a revised form of performance-based restricted stock agreement for the Company’s principal executive officer.

Except for the following disclosures, this amendment does not modify or update any other disclosures contained in the Original 8-K. This amendment supplements and does not supersede the Original 8-K and, accordingly, should be read in conjunction with the Original 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In lieu of restricted stock and cash awards granted under the new form of performance award agreement for executive officers, the principal executive officer of the Company instead will receive an award of performance-vesting restricted stock that vests based upon the Company’s relative total shareholder return (versus the compensation peer group) during a three-year performance period, as shown in the chart below:

Company’s Percentile Rank Among Peer Group based on Total Shareholder Return	Percentage of Restricted Stock Award that Vests
90th percentile or higher	100%
75th percentile or higher	75%
50th percentile or higher	50%
25th percentile or higher	25%
Below 25th percentile	0%

If the percentile level of our total stockholder return ranking falls between two levels indicated above, the amount vested will be determined on the basis of a straight-line interpolation between the two levels. Dividends (to the extent declared) will be paid on restricted shares equal to the amount paid to other shareholders. However, these dividends will be retained by the Company and will only vest and be paid if and when the related restricted shares vest.

The foregoing description of the revised form of performance-vested restricted stock agreement is qualified in its entirety by reference to the full text of that agreement, which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report on Form 8-K:

10.1*	Form of Performance Award Agreement (3-year performance vested stock and cash) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.2*	Form of Restricted Stock Agreement (two-year time vested for non-PEO executive officers) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.3*	Form of Restricted Stock Agreement (two-year time vested for principal executive officer) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.4*	Form of Cash Award Agreement (two-year vested) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.5*	Form of Non-Qualified Stock Option Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.6*	Form of Restricted Stock Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.

10.7*	Form of Stock Option Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.

10.8	Form of Restricted Stock Agreement (three-year performance vested) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

*	Previously filed with Original Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

NOBLE ENERGY, INC.

Date: February 4, 2016	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1*	Form of Performance Award Agreement (3-year performance vested stock and cash) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.2*	Form of Restricted Stock Agreement (two-year time vested for non-PEO executive officers) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.3*	Form of Restricted Stock Agreement (two-year time vested for principal executive officer) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.4*	Form of Cash Award Agreement (two-year vested) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.5*	Form of Non-Qualified Stock Option Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.6*	Form of Restricted Stock Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.

10.7*	Form of Stock Option Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.

10.8	Form of Restricted Stock Agreement (three-year performance vested) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

*	Previously filed with Original Report